UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2005

Coach Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-19471	91-1942841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12330 SW 53rd Street, Suite 703 Cooper City, Florida	33330
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 602-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

On November 18, 2005, the Registrant entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with BFT Funding Company No. 1, LLC (“Seller”) in connection with its purchase of all of the membership interests of FleetPlan LLC (“FleetPlan”). Pursuant to the terms of the Purchase Agreement, the Registrant paid $1,525,000, which was payable as follows: (i) $300,000, payable in cash at the closing; (ii) $725,000 pursuant to a promissory note; and (iii) $500,000 in common stock, based on the average of closing sale prices of CIGI common stock for the 10 trading days immediately prior to closing. The Note bears interest at the rate of 12% per annum. Interest and outstanding principal payments commenced on December 1, 2005, and will continue until December 1, 2006, in accordance with the payment schedule provided in the Note. The Registrant may pay any outstanding principal and interest amount at anytime without any pre-payment penalty.

Pursuant to the terms of the Purchase Agreement, Seller will also deliver to the Registrant (i) repurchase agreements to be entered into between the Registrant and two or more motor vehicle manufacturers or wholesalers (each a “OEM”), pursuant to which an OEM will sell to, and within 10 months repurchase from, the Registrant vehicles, and (ii) at least 10 motor vehicle lease agreements to be entered into between the Registrant and daily car rental companies (each a “DCR”), pursuant to which a DCR would lease vehicles from the Registrant for approximately 10 months.

As further inducement for Registrant to enter into the Purchase Agreement, Seller will not for a period of three years from the closing: (i) acquire or own any interest in any entity which engages or plans to engage in any facet of the business of FleetPlan or which competes or plans to compete in any way with the FleetPlan (as same existed on the date of closing), anywhere in the world; (ii) be employed or hired by any entity which engages or plans to engage in any facet of the business of FleetPlan (as same existed on the date of closing) or which competes or plans to compete in any way with the FleetPlan anywhere in the world(iii) utilize Seller’s knowledge of the business of FleetPlan and Seller’s business relationships to compete with FleetPlan (in the business as it existed on the date of Closing); (iv) solicit the Registrant’s employees or former employees, unless such employee or former employee was not employed by the Registrant within the prior nine months; or (v) solicit any of the actual or targeted prospective customers or clients of the Registrant. In addition, Seller will also maintain any confidential information pertaining to the Company for a period of at least three years.

The description of the transaction with Seller as described hereinabove is qualified in its entirety by the Purchase Agreement and related agreements which are attached as exhibits to this Form 8-K.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On November 18, 2005, the Registrant issued to Seller 1,246,883 shares of restricted common stock pursuant to the Purchase Agreement, in consideration for $500,000, based on the $0.40 per share common stock price, which was the average of closing sale prices of the Registrant’s common stock for the 10 trading days immediately prior to closing.

The offer and sale of all securities pursuant to the foregoing transaction was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Rule 506 insofar as: (1) the investor was accredited within the meaning of Rule 501(a); (2) the transfer of the securities were restricted by the Registrant in accordance with Rule 502(d); (3) there were no more than 35 non-accredited investors in any transaction within the meaning of Rule 506(b), after taking into consideration all prior investors under Section 4(2) of the Securities Act within the twelve months preceding the transaction; and (4) none of the offers and sales were effected through any general solicitation or general advertising within the meaning of Rule 502(c).

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

The Registrant issued the press release, which is attached as Exhibit 99.1 on November 28, 2005.

The information in this report (including the exhibits) are furnished pursuant to Item 7.01 and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement dated November 18, 2005, by and between Coach Industries Group, Inc. and BFT Funding Company No. 1, LLC.

10.2	Promissory Note of Coach Industries Group, Inc. dated November 18, 2005, in favor of BFT Funding Company No. 1, LLC.

99.1	Press Release of Coach Industries Group, Inc., dated as of November 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACH INDUSTRIES GROUP, INC.
(Registrant)

Date December 6, 2005

	By:	/S/ FRANCIS O’DONNELL
	Name:	Francis O’Donnell
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement dated November 18, 2005, by and between Coach Industries Group, Inc. and BFT Funding Company No. 1, LLC.

10.2	Promissory Note of Coach Industries Group, Inc. dated November 18, 2005, in favor of BFT Funding Company No. 1, LLC.

99.1	Press Release of Coach Industries Group, Inc., dated as of November 28, 2005.